Exhibit 99.2
EVERY CONNECTION COUNTS TE Connectivity Second Quarter 2025 Earnings April 23, 2025

Forward-Looking Statements This presentation contains certain "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words "anticipate," "believe," "expect," "estimate," "plan," and similar expressions are generally intended to identify forward-looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this presentation include statements addressing our future financial condition and operating results. Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, the extent, severity and duration of business interruption negatively affecting our business operations; business, economic, competitive and regulatory risks, such as conditions affecting demand for products in the automotive and other industries we serve; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate, including continuing military conflict in certain parts of the world; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; and the possible effects on us of changes in tax laws, tax treaties and other legislation. In addition, our change of incorporation from Switzerland to Ireland is subject to risks, such as the risk that the anticipated advantages might not materialize, as well as the risks that the price of our stock could decline and our position on stock exchanges and indices could change, and Irish corporate governance and regulatory schemes could prove different or more challenging than currently expected. More detailed information about these and other factors is set forth in TE Connectivity plc's Annual Report on Form 10-K for the fiscal year ended Sept. 27, 2024 as well as in our Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports filed by us with the U.S. Securities and Exchange Commission. Non-GAAP Financial Measures Where we have used non-GAAP financial measures, reconciliations to the most comparable GAAP measure are provided, along with a disclosure on the usefulness of the non-GAAP financial measure, in this presentation. Forward-Looking Statements and Non-GAAP Financial Measures 2

Q2 Sales and Earnings Exceeded Guidance, with Record Adjusted EPS ▪ Sales of $4.1B, up 5% organically and 4% reported Y/Y, with growth driven by the Industrial Segment ▪ Orders of $4.25B, up 6% both Y/Y and sequentially ▪ Adjusted Operating Margins of 19.4%, up 90bps Y/Y driven by strong operational performance in both segments ▪ Record Adjusted EPS of $2.10, up 13% Y/Y ▪ Strong Free Cash Flow generation of ~$1.1B in 1H FY25 ▪ ~$1B returned to shareholders; announced 9% dividend increase ▪ Richards Manufacturing acquisition closed in April with $2.3B of capital deployed Earnings Highlights 3 Organic Net Sales Growth (Decline), Adjusted Operating Margin, Adjusted EPS, and Free Cash Flow are non-GAAP financial measures; see Appendix for descriptions and reconciliations Q3 Guidance ▪ Expect Sales of ~$4.3B, up 5% organically Y/Y; Adjusted EPS of ~$2.06, up 8% Y/Y ▪ Guidance includes Richards acquisition in Industrial Segment, capitalizing on strong growth opportunities in the North America utility market ▪ Localized manufacturing footprint minimizes tariff impact; guidance includes ~2 points of price related to tariff recovery ▪ EPS guidance includes a ~$0.06 sequential tax rate headwind

Reported FY24 Q2 FY25 Q1 FY25 Q2 Q2 Growth Y/Y Q/Q Transportation 2,309 2,151 2,315 0% 8% Industrial 1,702 1,860 1,931 13% 4% Total TE 4,011 4,011 4,246 6% 6% Book to Bill 1.01 1.05 1.02 Segment Orders Summary ($ in millions) 4 ▪ Transportation orders flat Y/Y driven by growth in Asia, offset by declines in Europe and North America ▪ Industrial segment orders reflect ongoing momentum in artificial intelligence applications, Energy, and AD&M Orders growth of 6% both year-over-year and sequentially

Transportation Solutions Q2 SALES Reported Down 4% Organic Down 2% Q2 ADJUSTED OPERATING MARGIN Maintaining strong margin performance driven by operational execution Adjusted EBITDA Margin 25.4% 25.6% 5 $2,407 $2,314 Q2 2024 Q2 2025 Q2 BUSINESS PERFORMANCE Y/Y Growth Rates Reported Organic Automotive $1,735 (2)% 0% Commercial Transportation 357 (7)% (5)% Sensors 222 (12)% (10)% Transportation Solutions $2,314 (4)% (2)% $ in Millions 20.6% 20.7% Q2 2024 Q2 2025 ▪ Automotive Flat organic sales with growth in Asia, offset by declines in Europe & North America ▪ Commercial Transportation Organic decline driven by weakness in Europe & North America, partially offset by growth in Asia ▪ Sensors Sales reduction driven by weakness in broader industrial end markets in Europe and North America Organic Net Sales Growth (Decline), Adjusted Operating Margin, and Adjusted EBITDA Margin are non-GAAP financial measures; see Appendix for descriptions and reconciliations. Continued strong margin performance in a dynamic market environment

Industrial Solutions Q2 SALES Reported Up 17% Organic Up 16% Q2 ADJUSTED OPERATING MARGIN Margin expansion of 260bps driven by higher volume and strong operational performance Adjusted EBITDA Margin 20.3% 22.1% 6 Q2 BUSINESS PERFORMANCE Y/Y Growth Rates Reported Organic Digital Data Networks (DDN) $482 77% 78% Automation & Connected Living (ACL) 512 2% 2% Aerospace, Defense and Marine (AD&M) 374 9% 11% Energy 279 19% 8% Medical 182 (14)% (14)% Industrial Solutions $1,829 17% 16% $ in Millions ▪ Digital Data Networks Strong growth driven by momentum in AI applications across multiple customers ▪ Automation & Connected Living Return to organic growth primarily driven by Asia and North America ▪ AD&M Organic growth reflects ongoing market improvement in commercial aerospace and defense, including space applications ▪ Energy Organic growth with continued momentum across grid hardening and renewable applications ▪ Medical Declines resulting from inventory normalization by our customers $1,560 $1,829 Q2 2024 Q2 2025 15.3% 17.9% Q2 2024 Q2 2025 Double-digit growth with margin expansion into the high teens Organic Net Sales Growth (Decline), Adjusted Operating Margin, and Adjusted EBITDA Margin are non-GAAP financial measures; see Appendix for descriptions and reconciliations.

Q2 Financial Summary 7 ($ in Millions, except per share amounts) Q2 FY24 Q2 FY25 Net Sales $ 3,967 $ 4,143 Operating Income $ 692 $ 748 Operating Margin 17.4% 18.1% Acquisition-Related Charges 3 12 Restructuring & Other Charges, Net 40 45 Adjusted Operating Income $ 735 $ 805 Adjusted Operating Margin 18.5% 19.4% Earnings Per Share* $ 1.75 $ 0.04 Acquisition-Related Charges 0.01 0.03 Restructuring & Other Charges, Net 0.11 0.11 Tax Items - 1.91 Adjusted EPS $ 1.86 $ 2.10 Adjusted Effective Tax Rate 21.0% 22.3% *Represents Diluted Earnings Per Share from Continuing Operations Adjusted Operating Income, Adjusted Operating Margin, Adjusted Earnings Per Share, and Adjusted Effective Tax Rate are non-GAAP financial measures; see Appendix for descriptions and reconciliations.

Q2 Financial Performance 8 18.5% 19.4% Q2 2024 Q2 2025 SALES ADJUSTED OPERATING MARGIN ADJUSTED EPS FREE CASH FLOW Operational Momentum Delivers Margin Expansion, Record EPS, and Strong FCF $ in Billions $ in Billions Continued strong cash $1.1 $1.1 generation YTD 2024 YTD 2025 Up 13% Y/Y $4.0 $4.1 Q2 2024 Q2 2025 90bps of margin expansion Adjusted Operating Margin, Adjusted Earnings Per Share, and Free Cash Flow are non-GAAP financial measures; see Appendix for descriptions and reconciliations. Organic sales up 5% Y/Y $1.86 $2.10 Q2 2024 Q2 2025

EVERY CONNECTION COUNTS Additional Information

Y/Y Q2 2025 10 Sales (in millions) Adjusted EPS Q2 2024 Results $3,967 $1.86 Operational Performance 256 0.28 FX Impact (80) - Tax Rate Impact - (0.04) Q2 2025 Results $4,143 $2.10 Adjusted Earnings Per Share is a non-GAAP financial measure; see Appendix for description and reconciliation.

Y/Y Q3 2025 11 Sales (in millions) Adjusted EPS Q3 2024 Results $3,979 $1.91 Operational Performance 320 0.17 FX Impact 1 0.02 Tax Rate Impact - (0.04) Q3 2025 Guidance $4,300 $2.06 Adjusted Earnings Per Share is a non-GAAP financial measure; see Appendix for description and reconciliation.

Q2 Balance Sheet and Cash Flow Summary 12 ($ in Millions) Q2 2024 Q2 2025 Beginning Cash Balance $1,170 $1,254 Free Cash Flow 543 424 Dividends (182) (193) Share repurchases (409) (306) Net increase in debt 30 1,349 Acquisition of businesses, net of cash acquired 10 4 Other 14 22 Ending Cash Balance $1,176 $2,554 Total Debt $4,196 $5,614 A/R $2,874 $3,193 Days Sales Outstanding* 65 69 Inventory $2,744 $2,603 Days on Hand* 90 85 Accounts Payable $1,598 $1,843 Days Outstanding* 55 62 Free Cash Flow and Working Capital Liquidity, Cash and Debt ($ in Millions) Q2 2024 Q2 2025 Cash from Operating Activities $710 $653 Capital expenditures, net (167) (229) Free Cash Flow $543 $424 Free Cash Flow is a non-GAAP financial measure, see Appendix for description and reconciliation * Calculated on a quarterly basis and adjusted to exclude the impact of acquisitions and divestitures

EVERY CONNECTION COUNTS Appendix

We present non-GAAP performance and liquidity measures as we believe it is appropriate for investors to consider adjusted financial measures in addition to results in accordance with accounting principles generally accepted in the U.S. (“GAAP”). These non-GAAP financial measures provide supplemental information and should not be considered replacements for results in accordance with GAAP. Management uses non-GAAP financial measures internally for planning and forecasting purposes and in its decision-making processes related to the operations of our company. We believe these measures provide meaningful information to us and investors because they enhance the understanding of our operating performance, ability to generate cash, and the trends of our business. Additionally, we believe that investors benefit from having access to the same financial measures that management uses in evaluating our operations. The primary limitation of these measures is that they exclude the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using these non-GAAP financial measures in combination with the most directly comparable GAAP financial measures in order to better understand the amounts, character, and impact of any increase or decrease in reported amounts. These non-GAAP financial measures may not be comparable to similarly-titled measures reported by other companies. The following provides additional information regarding our non-GAAP financial measures: ▪ Organic Net Sales Growth (Decline) – represents net sales growth (decline) (the most comparable GAAP financial measure) excluding the impact of foreign currency exchange rates, and acquisitions and divestitures that occurred in the preceding twelve months, if any. Organic Net Sales Growth (Decline) is a useful measure of our performance because it excludes items that are not completely under management’s control, such as the impact of changes in foreign currency exchange rates, and items that do not reflect the underlying growth of the company, such as acquisition and divestiture activity. This measure is a significant component in our incentive compensation plans. ▪ Adjusted Operating Income and Adjusted Operating Margin – represent operating income and operating margin, respectively, (the most comparable GAAP financial measures) before special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, and other income or charges, if any. We utilize these adjusted measures in combination with operating income and operating margin to assess segment level operating performance and to provide insight to management in evaluating segment operating plan execution and market conditions. Adjusted Operating Income is a significant component in our incentive compensation plans. ▪ Adjusted Income Tax (Expense) Benefit and Adjusted Effective Tax Rate – represent income tax (expense) benefit and effective tax rate, respectively, (the most comparable GAAP financial measures) after adjusting for the tax effect of special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, other income or charges, and certain significant tax items, if any. ▪ Adjusted Income from Continuing Operations – represents income from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. Non-GAAP Financial Measures 14

▪ Adjusted Earnings Per Share – represents diluted earnings (loss) per share from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. This measure is a significant component in our incentive compensation plans. ▪ Adjusted EBITDA and Adjusted EBITDA Margin – represent net income and net income as a percentage of net sales, respectively, (the most comparable GAAP financial measures) before interest expense, interest income, income taxes, depreciation, and amortization, as adjusted for net other income (expense), income (loss) from discontinued operations, and special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, and other income or charges, if any. ▪ Free Cash Flow (FCF) – is a useful measure of our ability to generate cash. The difference between net cash provided by operating activities (the most comparable GAAP financial measure) and Free Cash Flow consists mainly of significant cash outflows and inflows that we believe are useful to identify. We believe Free Cash Flow provides useful information to investors as it provides insight into the primary cash flow metric used by management to monitor and evaluate cash flows generated from our operations. Free Cash Flow is defined as net cash provided by operating activities excluding voluntary pension contributions and the cash impact of special items, if any, minus net capital expenditures. Voluntary pension contributions are excluded from the GAAP financial measure because this activity is driven by economic financing decisions rather than operating activity. Certain special items, including cash paid (collected) pursuant to collateral requirements related to cross-currency swap contracts, are also excluded by management in evaluating Free Cash Flow. Net capital expenditures consist of capital expenditures less proceeds from the sale of property, plant, and equipment. These items are subtracted because they represent long-term commitments. In the calculation of Free Cash Flow, we subtract certain cash items that are ultimately within management’s and the Board of Directors’ discretion to direct and may imply that there is less or more cash available for our programs than the most comparable GAAP financial measure indicates. It should not be inferred that the entire Free Cash Flow amount is available for future discretionary expenditures, as our definition of Free Cash Flow does not consider certain non-discretionary expenditures, such as debt payments. In addition, we may have other discretionary expenditures, such as discretionary dividends, share repurchases, and business acquisitions, that are not considered in the calculation of Free Cash Flow. Non-GAAP Financial Measures (cont.) 15

Segment Summary 16 Transportation Solutions $ 2,314 $ 2,407 $ 4,557 $ 4,800 Industrial Solutions 1,829 1,560 3,422 2,998 Total $ 4,143 $ 3,967 $ 7,979 $ 7,798 O perating O perating O perating O perating Margin Margin Margin Margin Transportation Solutions $ 445 19.2% $ 477 19.8% $ 891 19.6% $ 964 20.1 % Industrial Solutions 303 16.6 215 13.8 547 16.0 426 14.2 Total $ 748 18.1% $ 692 17.4% $ 1,438 18.0% $ 1,390 17.8 % Adjusted Adjusted Adjusted Adjusted O perating O perating O perating O perating Margin (1) Margin (1) Margin (1) Margin (1) Transportation Solutions $ 478 20.7% $ 496 20.6% $ 956 21.0% $ 1,000 20.8 % Industrial Solutions 327 17.9 239 15.3 594 17.4 466 15.5 Total $ 805 19.4% $ 735 18.5% $ 1,550 19.4% $ 1,466 18.8 % O perating Income O perating Income 2025 Net Sales For the Q uarters Ended March 28, March 29, March 28, March 29, For the Six Months Ended O perating Income 2024 Adjusted O perating Income (1) Income O perating (1) Adjusted operating income and adjusted operating margin are non-GAAP financial measures. See description of non-GAAP financial measures. 2025 2024 ($ in millions) Adjusted O perating Income (1) Adjusted O perating Adjusted O perating Income (1) Net Sales Net Sales Net Sales Income (1)

Reconciliation of Net Sales Growth

	Change in Net Sales for the Quarter Ended March 28, 2025 versus Net Sales for the Quarter Ended March 29, 2024					
	Net Sales Growth (Decline)		Organic Net Sales Growth (Decline) [1]		Translation [2]	Acquisitions
	($ in millions)					
Transportation Solutions [3]:						
Automotive	$ (37)	(2.1) %	$ 6	0.4 %	$ (43)	$ —
Commercial transportation	(27)	(7.0)	(20)	(5.1)	(7)	—
Sensors	(29)	(11.6)	(25)	(9.6)	(4)	—
Total Transportation Solutions	(93)	(3.9)	(39)	(1.5)	(54)	—
Industrial Solutions [3]:						
Automation and connected living	12	2.4	8	1.5	(10)	14
Aerospace, defense, and marine	32	9.4	37	10.8	(5)	—
Digital data networks	209	76.6	213	78.0	(4)	—
Energy	45	19.2	18	7.6	(7)	34
Medical	(29)	(13.7)	(29)	(13.7)	—	—
Total Industrial Solutions	269	17.2	247	15.7	(26)	48
Total	$ 176	4.4 %	$ 208	5.3 %	$ (80)	$ 48

	Change in Net Sales for the Six Months Ended March 28, 2025 versus Net Sales for the Six Months Ended March 29, 2024					
	Net Sales Growth (Decline)		Organic Net Sales Growth (Decline) [1]		Translation [2]	Acquisitions/ (Divestiture)
	($ in millions)					
Transportation Solutions [3]:						
Automotive	$ (111)	(3.1) %	$ (49)	(1.3) %	$ (50)	$ (12)
Commercial transportation	(71)	(9.6)	(61)	(8.3)	(10)	—
Sensors	(61)	(12.4)	(55)	(11.1)	(6)	—
Total Transportation Solutions	(243)	(5.1)	(165)	(3.4)	(66)	(12)
Industrial Solutions [3]:						
Automation and connected living	27	2.8	(13)	(1.4)	(12)	52
Aerospace, defense, and marine	76	12.0	82	12.9	(6)	—
Digital data networks	343	62.1	347	62.8	(4)	—
Energy	56	12.8	32	7.2	(10)	34
Medical	(78)	(19.0)	(78)	(19.0)	—	—
Total Industrial Solutions	424	14.1	370	12.3	(32)	86
Total	$ 181	2.3 %	$ 205	2.7 %	$ (98)	$ 74

[1] Organic net sales growth (decline) is a non-GAAP financial measure. See description of non-GAAP financial measures.

[2] Represents the change in net sales resulting from changes in foreign currency exchange rates.

[3] Industry end market information is presented consistently with our internal management reporting and may be periodically revised as management deems necessary.

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Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended March 28, 2025 18 Operating income: Transportation Solutions $ 445 $ — $ 33 $ — $ 478 Industrial Solutions 303 12 12 — 327 Total $ 748 $ 12 $ 45 $ — $ 805 Operating margin 18.1% 19.4 % Income tax expense $ (742) $ (2) $ (11) $ 574 $ (181) Effective tax rate 98.3% 22.3 % Income from continuing operations $ 13 $ 10 $ 34 $ 574 $ 631 Diluted earnings per share from continuing operations $ 0.04 $ 0.03 $ 0.11 $ 1.91 $ 2.10 (3) See description of non-GAAP financial measures. (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. U.S. GAAP Charges (1) (Non-GAAP) (3) Charges, Net (1) ($ in millions, except per share data) Tax Items (2) (2) Represents income tax expense related to a net increase in the valuation allowance for certain deferred tax assets associated with a ten-year tax credit obtained by a Swiss subsidiary in fiscal 2024. Adjustments Related and O ther Adjusted Acquisition- Restructuring

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended March 29, 2024 19 Operating income: Transportation Solutions $ 477 $ — $ 19 $ 496 Industrial Solutions 215 3 21 239 Total $ 692 $ 3 $ 40 $ 735 Operating margin 17.4% 18.5 % Income tax expense $ (146) $ (1) $ (6) $ (153) Effective tax rate 21.3% 21.0 % Income from continuing operations $ 541 $ 2 $ 34 $ 577 Diluted earnings per share from continuing operations $ 1.75 $ 0.01 $ 0.11 $ 1.86 U.S. GAAP Charges (1) Charges, Net (1) (Non-GAAP) (2) (2) See description of non-GAAP financial measures. ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. Adjustments Related and O ther Adjusted Acquisition- Restructuring

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Six Months Ended March 28, 2025 20 Operating income: Transportation Solutions $ 891 $ — $ 65 $ — $ 956 Industrial Solutions 547 17 30 — 594 Total $ 1,438 $ 17 $ 95 $ — $ 1,550 Operating margin 18.0% 19.4 % Income tax expense $ (920) $ (3) $ (20) $ 587 $ (356) Effective tax rate 63.0% 22.6 % Income from continuing operations $ 541 $ 14 $ 75 $ 587 $ 1,217 Diluted earnings per share from continuing operations $ 1.80 $ 0.05 $ 0.25 $ 1.95 $ 4.04 Acquisition- Restructuring Adjustments ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) Includes income tax expense of $574 million related to a net increase in the valuation allowance for certain deferred tax assets associated with a ten-year tax credit obtained by a Swiss subsidiary in fiscal 2024 as well as income tax expense of $13 million related to the revaluation of deferred tax assets as a result of a decrease in the corporate tax rate in a non-U.S. jurisdiction. (3) See description of non-GAAP financial measures. Related and O ther Adjusted U.S. GAAP Charges (1) Charges, Net (1) Tax Items (2) (Non-GAAP) (3)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Six Months Ended March 29, 2024 21 Operating income: Transportation Solutions $ 964 $ — $ 33 $ 3 $ 1,000 Industrial Solutions 426 11 28 1 466 Total $ 1,390 $ 11 $ 61 $ 4 $ 1,466 Operating margin 17.8% 18.8 % Income tax (expense) benefit $ 959 $ (2) $ (11) $ (1,254) $ (308) Effective tax rate (69.2) % 21.1 % Income from continuing operations $ 2,345 $ 9 $ 50 $ (1,250) $ 1,154 Diluted earnings per share from continuing operations $ 7.54 $ 0.03 $ 0.16 $ (4.02) $ 3.71 Acquisition- Restructuring Adjustments ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) Includes an $874 million net income tax benefit associated with a ten-year tax credit obtained by a Swiss subsidiary and a $262 million income tax benefit related to the revaluation of deferred tax assets as a result of a corporate tax rate increase in Switzerland. Also includes a $118 million income tax benefit associated with the tax impacts of a legal entity restructuring with related costs of $4 million recorded in selling, general, and administrative expenses for other non-income taxes. (3) See description of non-GAAP financial measures. Related and O ther Adjusted U.S. GAAP Charges (1) Charges, Net (1) Tax Items (2) (Non-GAAP) (3)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended June 28, 2024 22 Operating income: Transportation Solutions $ 506 $ — $ (8) $ 498 Industrial Solutions 249 5 14 268 Total $ 755 $ 5 $ 6 $ 766 Operating margin 19.0% 19.3 % Income tax expense $ (181) $ — $ 4 $ (177) Effective tax rate 24.0% 23.1 % Income from continuing operations $ 573 $ 5 $ 10 $ 588 Diluted earnings per share from continuing operations $ 1.86 $ 0.02 $ 0.03 $ 1.91 Acquisition- Restructuring Adjustments (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. Related and O ther Adjusted U.S. GAAP Charges (1) Charges, Net (1) (Non-GAAP) (2) (2) See description of non-GAAP financial measures. ($ in millions, except per share data)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 27, 2024 23 Operating income: Transportation Solutions $ 1,880 $ — $ 67 $ 3 $ 1,950 Industrial Solutions 916 21 99 1 1,037 Total $ 2,796 $ 21 $ 166 $ 4 $ 2,987 Operating margin 17.6% 18.9 % Income tax (expense) benefit $ 397 $ (3) $ (29) $ (1,016) $ (651) Effective tax rate (14.2) % 21.8 % Income from continuing operations $ 3,194 $ 18 $ 137 $ (1,012) $ 2,337 Diluted earnings per share from continuing operations $ 10.34 $ 0.06 $ 0.44 $ (3.28) $ 7.56 Adjustments Acquisition- Restructuring (3) See description of non-GAAP financial measures. ($ in millions, except per share data) Related and O ther Adjusted U.S. GAAP Charges (1) Charges, Net (1) (Non-GAAP) (3) Tax Items (2) (2) Includes a $636 million net income tax benefit associated with a $972 million ten-year tax credit obtained by a Swiss subsidiary reduced by a $336 million valuation allowance related to the amount of the tax credit not expected to be realized. Also includes a $262 million income tax benefit related to the revaluation of deferred tax assets as a result of a corporate tax rate increase in Switzerland and a $118 million income tax benefit associated with the tax impacts of a legal entity restructuring with related costs of $4 million recorded in selling, general, and administrative expenses for other non-income taxes. (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

Reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin

	For the Quarters Ended	
	March 28, 2025	March 29, 2024
	($ in millions)	
Net income	$ 13	$ 541
Income tax expense	742	146
Other expense, net	1	5
Interest expense	14	19
Interest income	(22)	(19)
Operating income	748	692
Acquisition-related charges	12	3
Restructuring and other charges, net	45	40
Adjusted operating income [1]	805	735
Depreciation and amortization	192	192
Adjusted EBITDA [1]	$ 997	$ 927
Net sales	$ 4,143	$ 3,967
Net income as a percentage of net sales	0.3 %	13.6 %
Adjusted EBITDA margin [1]	24.1 %	23.4 %

	For the Quarters Ended					
	March 28, 2025			March 29, 2024		
	Transportation Solutions	Industrial Solutions	Total	Transportation Solutions	Industrial Solutions	Total
	($ in millions)					
Operating income	$ 445	$ 303	$ 748	$ 477	$ 215	$ 692
Acquisition-related charges	—	12	12	—	3	3
Restructuring and other charges, net	33	12	45	19	21	40
Adjusted operating income [1]	478	327	805	496	239	735
Depreciation and amortization	115	77	192	115	77	192
Adjusted EBITDA [1]	$ 593	$ 404	$ 997	$ 611	$ 316	$ 927
Net sales	$ 2,314	$ 1,829	$ 4,143	$ 2,407	$ 1,560	$ 3,967
Operating margin	19.2 %	16.6 %	18.1 %	19.8 %	13.8 %	17.4 %
Adjusted operating margin [1]	20.7 %	17.9 %	19.4 %	20.6 %	15.3 %	18.5 %
Adjusted EBITDA margin [1]	25.6 %	22.1 %	24.1 %	25.4 %	20.3 %	23.4 %

[1] See description of non-GAAP financial measures.

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Reconciliation of Free Cash Flow 25 Net cash provided by operating activities $ 653 $ 710 $ 1,531 $ 1,429 Net cash used in investing activities (224) (159) (761) (627) Net cash provided by (used in) financing activities 869 (539) 474 (1,284) Effect of currency translation on cash 2 (6) (9) (3) Net increase (decrease) in cash, cash equivalents, and restricted cash $ 1,300 $ 6 $ 1,235 $ (485) Net cash provided by operating activities $ 653 $ 710 $ 1,531 $ 1,429 Capital expenditures, net (229) (167) (433) (316) Free cash flow (1) $ 424 $ 543 $ 1,098 $ 1,113 For the Q uarters Ended March 28, March 29, March 28, March 29, For the Six Months Ended (1) Free cash flow is a non-GAAP financial measure. See description of non-GAAP financial measures. 2025 2024 2025 2024 (in millions)

Reconciliation of Forward-Looking Non-GAAP Financial Measures to Forward-Looking GAAP Financial Measures 26 Diluted earnings per share from continuing operations $ 2.02 Restructuring and other charges, net 0.02 Acquisition-related charges 0.02 Adjusted diluted earnings per share from continuing operations (2) $ 2.06 Net sales growth 8.1% (Acquisitions) divestitures, net (3.0) Organic net sales growth (2) 5.1 % Effective tax rate 24.7% 42.7 % Effective tax rate adjustments (3) (0.2) (18.9) Adjusted effective tax rate (2) 24.5% 23.8 % Q uarter Ending O utlook for 2025 (1) June 27, O utlook for Fiscal 2025 (1) (3) Includes adjustments for special tax items and the tax effect of acquisition-related charges and net restructuring and other charges, calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (1) Outlook is as of April 23, 2025. (2) See description of non-GAAP financial measures.